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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        September 24, 2005
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                               ZAPATA CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

        1-4219                                           74-1339132
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(Commission File Number)                       (IRS Employer Identification No.)

100 Meridian Centre, Suite 350, Rochester, New York                 14618
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(Address of Principal Executive Offices)                          (Zip Code)

(585) 242-2000
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01   OTHER EVENTS

On September 24, 2005, the Cameron, Louisiana and Abbeville, Louisiana fish processing facilities of Zapata Corporation's majority-owned subsidiary Omega Protein Corporation were damaged by Hurricane Rita and the full extent of the damage is not yet known. No injuries to personnel located at the facilities were reported as a result of the hurricane.

Based on preliminary reports, Omega believes that the Cameron facility will not be re-opened for the remainder of the 2005 fishing season which ends in late October. Omega is assessing whether the Abbeville facility will be re-opened prior to the end of the 2005 fishing season. The Cameron facility accounted for 22% of Omega's total production tonnage in 2004. The Abbeville facility accounted for 31% of Omega's total production tonnage in 2004. As of September 24, 2005, the 2005 Gulf fishing season had approximately five weeks remaining.

Based on preliminary information, Omega also believes that some fish meal inventory may have been adversely impacted by the hurricane and that no fish oil inventory was damaged. Omega's inventory warehouse facilities in East Dubuque, Illinois; Guntersville, Alabama; St. Louis, Missouri; Avondale, Louisiana; Gretna, Louisiana and Norfolk, Virginia were unaffected by the Hurricane.

Based on preliminary reports, Omega believes that its fishing vessels were not materially impacted.

Omega expects that it will incur a variety of costs, including clean-up and debris removal costs, associated with the hurricane. Omega believes that a portion of these costs and expenses, property damage and lost inventory will be covered by insurance, but the nature and extent of insurance coverage is still being evaluated. Omega does not maintain business interruption insurance.

Omega estimates that the event will likely require recognition of an involuntary conversion of assets which would be realized in the third quarter 2005 reporting period. Omega currently is unable to estimate the amount of this involuntary conversion.

Special Note Regarding Forward-Looking Statements.

Information included in this Form 8-K includes forward-looking statements that are intended to be subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "plan," "intend," "estimate," "project," "will," "could," "may," and similar expressions are intended to identify forward-looking statements. Actual results may differ materially from the results discussed in the forward-looking statements as a result of important risk factors including, but not limited to, actual or reported damage or destruction of property, inventory, equipment or the environment and suspension of operations. Zapata assumes no obligation to update forward-looking statements or to update the reasons actual results could differ from those projected in the forward-looking statements.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ZAPATA CORPORATION

Date:  September 26, 2005           By:     /s/ Leonard DiSalvo
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                                    Name:   Leonard DiSalvo
                                    Title:  Vice President - Finance and CFO


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